UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 31, 2010

KeyOn Communications Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33842	74-3130469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11742 Stonegate Circle Omaha, Nebraska	68164
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 998-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 REGISTRANT’S BUSINESS AND OPERATIONS

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 21, 2009, we entered into an agreement to acquire certain assets and assume certain liabilities from RidgeviewTel, LLC, a Colorado limited liability company (“RVT”) (the “RVT Asset Purchase Agreement”) as further described in Form 8-K filed on December 22, 2009. The acquired assets are used in the businesses of operating wireless broadband networks that provide high-speed Internet access and other related services to both residential and commercial subscribers in, and around, certain markets in Illinois.

On April 1, 2010, upon the satisfaction of certain closing conditions as described in the RVT Asset Purchase Agreement, we completed the purchase of the assets and assumed certain liabilities. At Closing, as partial consideration for these acquired assets, we issued 150,944 shares of common stock of the Company. The balance of the consideration consists of up to 16,772 shares of common stock and will be issued prior to April 30, 2010, based upon the final calculation of net working capital as described in the RVT Asset Purchase Agreement.

A copy of the press release is attached hereto as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information required to be disclosed under this Item 3.02 is set forth above under Item 1.01.

The shares were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Rule 506 promulgated by the Securities and Exchange Commission thereunder.

Item 1.01.	Entry into a Material Definitive Agreement.

On March 31, 2010, we executed an amendment to the RVT Asset Purchase Agreement with RVT (the “First Amendment”). The First Amendment amended certain provisions relating to the purchase price and created an additional obligation of the Seller that will be assumed by the Company upon closing. The First Amendment served to clarify the number of shares of common stock of the Company to be issued to RVT in connection with the transaction and further provided that the Company will assume the franchisor obligations of RVT. The foregoing is a summary of the First Amendment and is qualified in its entirety by reference to the full text of the amendment that is attached as an exhibit to this Current Report on Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.	The press release dated April 2, 2010 is attached to this report as Exhibit 99 to this report.

10.1	Form of First Amendment to Asset Purchase and Sale Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYON COMMUNICATIONS HOLDINGS, INC.

Dated: April 6, 2010	By:	/s/ Jonathan Snyder
Name: Jonathan Snyder
Title: Chief Executive Office